                                                                  EXHIBIT 23(d)

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement (Amendment No. 1) on Form S-4 (File No. 333-3138) of our report dated February 17, 1995, on our audits of the consolidated financial statements of PICOM Insurance Company and Subsidiaries as of December 31, 1994 and for the years ended December 31, 1994 and 1993. We also consent to the reference to our Firm under the caption "Experts."



                                                        COOPERS & LYBRAND L.L.P.





Columbus, Ohio
June 7, 1996